Exhibit 99.2

CATELLUS

SUPPLEMENTAL FINANCIAL PACKAGE

First Quarter 2003

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that owns and operates approximately 36.7 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. The company’s principal objective is sustainable, long-term growth in earnings, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its business. More information on the company is available at www.catellus.com.

Company Information

Corporate Office:

201 Mission St., 2nd Floor

San Francisco, CA 94105

Phone: (415) 974-4500

Fax: (415) 974-4550

www.catellus.com

Investor Contact Information

Investor Relations:

Minnie Wright, Director

Phone: (415) 974-4649

Fax: (415) 974-4550

Email: minnie_wright@catellus.com

Stock Information

NYSE Ticker Symbol: CDX

Shares outstanding as of March 31 = 87,318,282

Shares outstanding—diluted as of March 31 = 90,274,442

Closing stock price on March 31 = $21.00

Average daily volume for the quarter: 402,000 shares

Senior Management

Nelson C. Rising, Chairman and Chief Executive Officer

Timothy J. Beaudin, Executive Vice President

C. William Hosler, Senior Vice President and Chief Financial Officer

Vanessa Washington, Senior Vice President and General Counsel

Ted Antenucci, President, Suburban Development

Doug Gardner, President, Urban Development

Mark Schuh, Executive Vice President, Urban Development

Paul Lockie, Vice President and Controller

Margan Mitchell, Vice President, Corporate Communications

Mike Wenzell, Vice President, Corporate

Research Coverage

Banc of America—Lee Schalop (212) 847-5677

GreenStreet Advisors—Jim Sullivan (949) 640-8780

Lehman Brothers—David Shulman/David Harris (212) 526-3413 / 526-1790

McDonald Investments—Anatole Pevnev (216) 263-4783

Merrill Lynch—Steve Sakwa (212) 449-0335

Morgan Stanley—Gregory Whyte (212) 761-6331

Salomon Smith Barney—Jonathan Litt (212) 816-0231

Wachovia Securities—Christopher Haley (443) 263-6773

RBC Capital—David Copp/Jay Leupp (415) 633-8558 / 633-8588

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company's report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission.

CATELLUS

DEVELOPMENT CORPORATION

SUPPLEMENTAL FINANCIAL PACKAGE

March 31, 2003

TABLE OF CONTENTS

FINANCIALS

CONSOLIDATED
Key financial data	1,2
Consolidated balance sheet	3,4
Consolidated statement of operations	5
Consolidated statement of cash flows	6
FAS 144 reconciliation	7-8
Funds from operations	9-13
Balance sheet detail and fully diluted shares outstanding	14
Debt analysis	15
Capital expenditures	16

OPERATING SEGMENTS
Net income by segment	17-18
Property book value by segment	19
Gross margin on property sales	20

ADDITIONAL INFORMATION

PORTFOLIO DATA
Net operating income and square feet by state	21
Same space net operating income	22
Full quarter net operating income by state	23
Buildings owned & occupancy	24
Lease expirations	25
Ten largest tenants	26

DEVELOPMENT LAND INVENTORY
Consolidated	27
Suburban Commercial	28

DEVELOPMENT ACTIVITY (Suburban Commercial and Urban Development)
Construction starts and completions—Suburban Commercial	29
Properties under construction—Suburban Commercial	30
Work in process—Suburban Commercial	31
Construction starts and completions—Urban	32
Properties under construction—Urban	33
Work in process—Urban	34

RESIDENTIAL ACTIVITY
Suburban Residential land inventory	35

DEFINITIONS	36

CATELLUS

DEVELOPMENT CORPORATION

KEY FINANCIAL DATA

	For the Three Months Ended or as of
	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
	(In thousands, except per share data)
Share data—End of Period:
Common shares outstanding—basic	87,318	87,170	87,158	87,143	86,866
Common shares outstanding—diluted	90,274	89,892	89,327	89,901	89,551

Share price:
At end of period	$21.00	$19.85	$18.45	$20.42	$19.67
High during quarter	$21.70	$19.85	$20.79	$21.10	$19.67
Low during quarter	$19.05	$16.85	$17.12	$19.67	$18.02

Total assets:
Market value of common equity	$1,833,684	$1,730,325	$1,608,065	$1,779,460	$1,708,654
Total debt	1,498,321	1,500,955	1,480,231	1,387,271	1,361,558

Total market capitalization	$3,332,004	$3,231,280	$3,088,296	$3,166,731	$3,070,212

Total debt/total market capitalization	44.97%	46.45%	47.93%	43.81%	44.35%

Selected Balance Sheet Data:
Book value of real estate assets (before accum. dep.)	$2,476,382	$2,448,081	$2,415,846	$2,346,916	$2,326,874
Total assets	$2,639,320	$2,695,449	$2,643,827	$2,522,869	$2,468,005
Total liabilities	$2,067,607	$2,092,117	$2,063,100	$1,958,559	$1,943,034
Minorities interests	$—	$57,363	$55,839	$54,312	$52,786
Total shareholders' equity	$571,713	$545,969	$524,888	$509,998	$472,185

Income Items:
Net income	$23,411	$20,878	$14,655	$33,639	$31,484
Pro forma funds from operations (FFO) (1)	$38,669	$31,935	$29,261	$31,615	$41,967
Lease termination fees	$1,101	$—	$971	$207	$8,311
Straight line rent adjustment	$1,504	$1,324	$1,048	$1,135	$1,049

Earnings Per Share:
Basic	$0.27	$0.24	$0.17	$0.39	$0.36
Diluted	$0.26	$0.23	$0.16	$0.37	$0.35

Portfolio Data:
Rental property—square feet owned	36,716	36,976	36,477	34,498	31,257
Rental property—square feet leased	34,491	34,957	34,450	32,510	29,715
Rental property—occupancy	93.9%	94.5%	94.4%	94.2%	95.1%

Construction Activity—Suburban Commercial and Urban:
Under construction, beginning of period (in sq. ft.)	4,100	3,223	4,288	7,627	7,199
Construction starts during period	1,200	1,378	985	220	667
Less: construction completed—retained in portfolio	(639)	(501)	(2,050)	(3,559)	(239)

Under construction, end of period	4,661	4,100	3,223	4,288	7,627

Sales Backlog:
Commercial	$47,472	$47,608	$27,663	$13,787	$8,433
Residential	$39,178	$86,910	$168,000	$124,050	$16,168
Asset Management	$—	$10,145	$9,000	$4,494	$7,521
Urban	$36,550	$36,550	$34,550	$14,500	$—

(1)	A reconciliation of pro forma FFO to net income is provided on pages 9-13.

CATELLUS

DEVELOPMENT CORPORATION

KEY FINANCIAL DATA RECONCILIATION

	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
	(In thousands, except ratios)
Reconciliation to EBITDA (YTD):
Income before minority interest, income taxes and discontinued operations	$32,319	$146,583	$115,765	$92,023	$46,797
EBITDA of discontinued operations	4,403	22,252	22,305	20,165	7,536
Interest expense	16,807	60,188	42,887	26,499	12,571
Depreciation and amortization	16,568	62,683	45,735	28,395	13,438

EBITDA	$70,097	$291,706	$226,692	$167,082	$80,342

Interest Charges (CumulativeYTD)	$21,940	$85,156	$62,639	$40,884	$20,149

Interest coverage ratio	3.19	3.43	3.62	4.09	3.99

CATELLUS

DEVELOPMENT CORPORATION

CONSOLIDATED BALANCE SHEET

	March 31, 2003	December 31, 2002
	(in thousands) (unaudited)
ASSETS
Properties	$2,476,382	$2,448,081
Less accumulated depreciation	(413,127)	(399,923)

	2,063,255	2,048,158
Other assets and deferred charges, net	287,792	273,853
Notes receivable, less allowance	31,408	44,947
Accounts receivable, less allowance	13,565	14,211
Assets held for sale	—	2,760
Restricted cash and investments	41,801	36,593
Cash and cash equivalents	201,499	274,927

Total assets	$2,639,320	$2,695,449

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage and other debt	$1,498,321	$1,500,955
Accounts payable and accrued expenses	97,339	117,493
Deferred credits and other liabilities	155,670	151,466
Liabilities associated with assets held for sale	—	3,233
Deferred income taxes	316,277	318,970

Total liabilities	2,067,607	2,092,117

Minority interest	—	57,363

Stockholders' Equity
Common stock—110,965 and 110,817 shares issued and 87,318 and 87,170 shares outstanding at March 31, 2003 and December 31, 2002, respectively	1,109	1,108
Paid-in capital	533,694	531,362
Treasury stock, at cost (23,647 shares at March 31, 2003 and December 31, 2002)	(401,082)	(401,082)
Accumulated earnings	437,992	414,581

Total stockholders' equity	571,713	545,969

Total liabilities and stockholders' equity	$2,639,320	$2,695,449

CATELLUS

DEVELOPMENT CORPORATION

PROFORMA CONSOLIDATED BALANCE SHEET

as of March 31, 2003

	Total	Core Operations	Non FFO Operations
	(In thousands)
		(Unaudited)
ASSETS
Properties, net of accumulated depreciation	$2,063,255	$1,668,441	$394,814
Other assets and deferred charges, net	287,792	204,554	83,238
Notes receivable, less allowance	31,408	9,296	22,112
Accounts receivable, less allowance	13,565	12,106	1,459
Restricted cash and investments	41,801	41,801	0
Cash and cash equivalents	201,499	201,499	0

Total assets	$2,639,320	$2,137,697	$501,623

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage and other debt	$1,498,321	$1,481,978	$16,343
Accounts payable and accrued expenses	97,339	76,418	20,921
Deferred credits and other liabilities	155,670	150,038	5,632
Deferred income taxes	316,277	269,178	47,099

Total liabilities	2,067,607	1,977,612	89,995

STOCKHOLDERS’ EQUITY
Total stockholders' equity	571,713	160,085	411,628

Total liabilities and stockholders' equity	$2,639,320	$2,137,697	$501,623

CATELLUS

DEVELOPMENT CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended March 31,
	2003	2002
	(In thousands, except per share data) (Unaudited)
Rental properties:
Rental revenue	$74,137	$62,967
Property operating costs	(19,446)	(15,701)
Equity in earnings of operating joint ventures, net	2,523	3,521

	57,214	50,787

Properties sales and fee services:
Sales revenue	8,010	54,694
Cost of sales	(2,972)	(39,085)

Gain on property sales	5,038	15,609
Equity in earnings of development joint ventures, net	3,854	7,447

Total gain on property sales	8,892	23,056
Management and development fees	2,084	1,132
Selling, general and administrative expenses	(5,492)	(7,850)
Other, net	2,825	9,954

	8,309	26,292

Interest expense	(16,807)	(12,571)
Depreciation and amortization	(16,568)	(13,438)
Corporate administrative costs	(4,399)	(4,102)
Gain (loss) on non-strategic asset sales	5,879	(238)
Other, net	249	67
REIT transition costs	(1,558)	—

Income before minority interests, income taxes and discontinued operations	32,319	46,797
Minority interests	—	(1,527)

Income before income taxes and discontinued operations	32,319	45,270
Income tax	(11,732)	(18,209)

Income from continuing operations	20,587	27,061

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	2,639	4,505
Gain (loss) from discontinued operations	185	(82)

Gain from discontinued operations	2,824	4,423

Net income	$23,411	$31,484

Income per share from continuing operations:
Basic	$0.24	$0.31

Assuming dilution	$0.23	$0.30

Income per share from discontinued operations:
Basic	$0.03	$0.05

Assuming dilution	$0.03	$0.05

Net income per share:
Basic	$0.27	$0.36

Assuming dilution	$0.26	$0.35

Average number of common shares outstanding—basic	87,255	86,652

Average number of common shares outstanding—diluted	89,944	89,115

CATELLUS

DEVELOPMENT CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

	Three Months Ended 03/31/03	Three Months Ended 03/31/02
	(In thousands) (Unaudited)
Cash flows from operating activities:
Net income	$23,411	$31,484
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,568	13,438
Deferred income taxes (benefit)	(2,972)	10,595
Deferred gain recognized	(544)	(13,265)
Amortization of deferred loan fees and other costs	1,119	1,945
Equity in earnings of joint ventures	(6,377)	(10,968)
Operating distributions from joint ventures	7,338	29,878
Gain on sale of investment properties	(4,398)	(7,536)
Cost of development property sold	2,538	25,840
Capital expenditures for development properties	(14,541)	(17,324)
Other, net	(2,190)	5,351
Changes in deferred credits and other liabilities	6,520	4,287
Changes in other operating assets and liabilities	4,679	(7,966)

Net cash provided by operating activities	31,151	65,759

Cash flows from investing activities:
Net proceeds from sale of investment property	24,202	9,084
Capital expenditures for investment property	(112,126)	(86,104)
Reimbursable construction costs	(6,845)	(12,428)
Distributions to joint ventures	8,601	—
Contributions to joint ventures	(4,523)	(5,005)
Restricted cash	(5,208)	(1,830)

Net cash used for investing activities	(95,899)	(96,283)

Cash flows from financing activities:
Borrowings	14,221	114,449
Repayment of borrowings	(20,326)	(92,418)
Distributions to minority partners	(4,540)	(4,540)
Proceeds from issuance of common stock	1,965	5,187

Net cash (used for) provided by financing activities	(8,680)	22,678

Net decrease in cash and cash equivalents	(73,428)	(7,846)
Cash and cash equivalents at beginning of period	274,927	222,695

Cash and cash equivalents at end of period	$201,499	$214,849

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$15,921	$11,526
Income taxes	$11,014	$6,071
Non cash financing activities:
Debt forgiveness-property reconveyance	$324	$—

CATELLUS

DEVELOPMENT CORPORATION

FAS 144 RECONCILIATION FOR THE THREE MONTHS ENDED MARCH 31, 2003

	Three Months Ended March 31, 2003
	GAAP	Discontinued Operations	Pre FAS 144
	(In thousands, except per share data) (Unaudited)
Rental properties:
Rental revenue	$74,137	$591	$74,728
Property operating costs	(19,446)	(143)	(19,589)
Equity in earnings of operating joint ventures, net	2,523	—	2,523

	57,214	448	57,662

Other property activities and fee services:
Sales revenue	8,010	24,402	32,412
Cost of sales	(2,972)	(20,004)	(22,976)

Gain on property sales	5,038	4,398	9,436
Equity in earnings of development joint ventures, net	3,854	—	3,854

Total gain on property sales	8,892	4,398	13,290
Management and development fees	2,084	—	2,084
Selling, general and administrative expenses	(5,492)	—	(5,492)
Other	2,825	5	2,830

	8,309	4,403	12,712

Interest expense	(16,807)	(14)	(16,821)
Depreciation and amortization	(16,568)	(131)	(16,699)
Corporate administrative costs	(4,399)	—	(4,399)
Gain on non-strategic asset sales	5,879	—	5,879
Other, net	249	—	249
REIT transition costs	(1,558)	—	(1,558)

Income before income taxes and discontinued operations	32,319	4,706	37,025
Income tax	(11,732)	(1,882)	(13,614)

Income from continuing operations	20,587	2,824	23,411
Discontinued operations, net of tax:
Gain from disposal of discontinued operations	2,639	(2,639)	—
Income from discontinued operations	185	(185)	—

Gain from discontinued operations, net of tax	2,824	(2,824)	—

Net income	$23,411	$—	$23,411

Income per share from continuing operations:
Basic	$0.24	$0.03	$0.27

Assuming dilution	$0.23	$0.03	$0.26

Income per share from discontinued operations:
Basic	$0.03	$(0.03)	$—

Assuming dilution	$0.03	$(0.03)	$—

Net income per share:
Basic	$0.27	$—	$0.27

Assuming dilution	$0.26	$—	$0.26

Average number of common shares outstanding—basic	87,255	87,255	87,255

Average number of common shares outstanding—diluted	89,944	89,944	89,944

CATELLUS

DEVELOPMENT CORPORATION

FAS 144 RECONCILIATION FOR THE THREE MONTHS ENDED MARCH 31, 2002

	Three Months Ended March 31, 2002
	GAAP	Discontinued Operations	Pre FAS 144
	(In thousands, except per share data) (Unaudited)
Rental properties:
Rental revenue	$62,967	$313	$63,280
Property operating costs	(15,701)	(107)	(15,808)
Equity in earnings of operating joint ventures, net	3,521	—	3,521

	50,787	206	50,993

Property sales and fee services:
Sales revenue	54,694	9,311	64,005
Cost of sales	(39,085)	(1,775)	(40,860)

Gain	15,609	7,536	23,145
Equity in earnings of development joint ventures, net	7,447	—	7,447

Total gain on property sales	23,056	7,536	30,592
Management and development fees	1,132	—	1,132
Selling, general and administrative expenses	(7,850)	—	(7,850)
Other, net	9,954	—	9,954

	26,292	7,536	33,828

Interest expense	(12,571)	(231)	(12,802)
Depreciation and amortization	(13,438)	(113)	(13,551)
Corporate administrative costs	(4,102)	—	(4,102)
Gain on non-strategic asset sales	(238)	—	(238)
Other, net	67	—	67

Income before minority interests, income taxes, and discontinued operations	46,797	7,398	54,195
Minority interests	(1,527)	—	(1,527)

Income before income taxes and discontinued operations	45,270	7,398	52,668
Income tax	(18,209)	(2,975)	(21,184)

Income from continuing operations	27,061	4,423	31,484
Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	4,505	(4,505)	—
Loss from discontinued operations	(82)	82	—

Gain from discontinued operations	4,423	(4,423)	—

Net income	$31,484	$—	$31,484

Income per share from continuing operations:
Basic	$0.31	$0.05	$0.36

Assuming dilution	$0.30	$0.05	$0.35

Income per share from discontinued operations:
Basic	$0.05	$(0.05)	$—

Assuming dilution	$0.05	$(0.05)	$—

Net income per share after discontinued operations:
Basic	$0.36	$—	$0.36

Assuming dilution	$0.35	$—	$0.35

Average number of common shares outstanding—basic	86,652	86,652	86,652

Average number of common shares outstanding—diluted	89,115	89,115	89,115

CATELLUS

DEVELOPMENT CORPORATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

	Three Months Ended March 31, 2003
	Reconciliation of GAAP and Proforma Consolidated Statements of Operations			REIT Operating Structure
	Q1 2003 Actual	Adjustments	Consolidated REIT	Core Operations	Non-FFO Operations	Consolidated REIT
	(In thousands, except per share data)
	(Unaudited)
Rental properties:
Net Operating Income	$54,691	$—	$54,691	$54,691	$—	$54,691
Equity in earnings of operating joint ventures, net	2,523	—	2,523	2,523	—	2,523

	57,214	—	57,214	57,214	—	57,214

Property sales and fee services:
Sales revenue	8,010	—	8,010	3,998	4,012	8,010
Cost of sales	(2,972)	—	(2,972)	(2,341)	(631)	(2,972)

Gain on property sales	5,038	—	5,038	1,657	3,381	5,038
Equity in earnings of development joint ventures, net	3,854	—	3,854	—	3,854	3,854

Total gain on property sales	8,892	—	8,892	1,657	7,235	8,892
Management and development fees	2,084	—	2,084	829	1,255	2,084
Selling, general and administrative expenses	(5,492)	—	(5,492)	(2,907)	(2,585)	(5,492)
Other, net	2,825	—	2,825	1,649	1,176	2,825

	8,309	—	8,309	1,228	7,081	8,309

Interest expense	(16,807)	—	(16,807)	(16,807)	—	(16,807)
Depreciation and amortization	(16,568)	—	(16,568)	(16,272)	(296)	(16,568)
Corporate administrative costs	(4,399)	—	(4,399)	(3,849)	(550)	(4,399)
Gain on non-strategic asset sales	5,879	—	5,879	—	5,879	5,879
Other, net	249	—	249	249	—	249
REIT transition costs	(1,558)	—	(1,558)	—	(1,558)	(1,558)

Income before minority interests and income taxes:	32,319	—	32,319	21,763	10,556	32,319
Minority Interest	—	—	—	—	—	—
Income tax expense	(11,732)	7,333	(4,399)	(177)	(4,222)	(4,399)

Income from continuing operations	20,587	7,333	27,920	21,586	6,334	27,920

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	2,639	1,759	4,398	4,398	—	4,398
Gain from discontinued operations	185	123	308	308	—	308

Gain from discontinued operations	2,824	1,882	4,706	4,706	—	4,706

Net income	$23,411	$9,215	$32,626	$26,292	$6,334	$32,626

Add Gross real depreciation				16,403
Less FF & E depreciation				(538)

Add real estate depreciation				15,865

Add Joint Venture's depreciation				900
Less gain on property sales				(4,388)
Less gain on non-strategic asset sales				—

FFO				$38,669

FFO per share:
Basic				$0.44

Assuming dilution				$0.43

Average number of common shares outstanding—basic				87,255
Average number of common shares outstanding—diluted				89,944

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

	Three Months Ended December 31, 2002
	Reconciliation of GAAP and Proforma Consolidated Statements of Operations			REIT Operating Structure
	Q4 2002 Actual	Adjustments	Consolidated REIT	Core Operations	Non-FFO Operations	Consolidated REIT
	(In thousands, except per share data) (Unaudited)
Rental properties:
Net Operating Income	$52,433	$—	$52,433	$52,433	$—	$52,433
Equity in earnings of operating joint ventures, net	1,439	—	1,439	1,439	—	1,439

	53,872	—	53,872	53,872	—	53,872

Property sales and fee services:
Sales revenue	30,613	—	30,613	12,061	18,552	30,613
Cost of sales	(19,938)	—	(19,938)	(7,709)	(12,229)	(19,938)

Gain on property sales	10,675	—	10,675	4,352	6,323	10,675
Equity in earnings of development joint ventures, net	9,407	—	9,407	—	9,407	9,407

Total gain on property sales	20,082	—	20,082	4,352	15,730	20,082
Management and development fees	1,437	—	1,437	(63)	1,500	1,437
Selling, general and administrative expenses	(6,186)	—	(6,186)	(3,343)	(2,843)	(6,186)
Other, net	928	—	928	(346)	1,274	928

	16,261	—	16,261	600	15,661	16,261

Interest expense	(17,301)	—	(17,301)	(17,301)	—	(17,301)
Depreciation and amortization	(17,184)	—	(17,184)	(16,843)	(341)	(17,184)
Corporate administrative costs	(4,957)	—	(4,957)	(4,338)	(620)	(4,957)
Gain on non-strategic asset sales	22	—	22	—	22	22
Other, net	384	—	384	387	(3)	384

Income before minority interests and income taxes:	31,097	—	31,097	16,378	14,720	31,098
Minority Interest	(1,526)	—	(1,526)	(1,526)	—	(1,526)
Income tax expense	(9,071)	3,039	(6,032)	(144)	(5,888)	(6,032)

Income from continuing operations	20,500	3,039	23,539	14,708	8,832	23,540

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	416	243	659	659	—	659
Loss from discontinued operations	(38)	(24)	(62)	(62)	—	(62)

Gain from discontinued operations	378	219	597	597	—	597

Net income	$20,878	$3,258	$24,136	$15,305	$8,832	$24,136

Add Gross depreciation				16,892
Less FF & E depreciation				(591)

Add real estate depreciation				16,301

Add Joint Venture's depreciation				970
Less gain on property sales				(641)
Less gain on non-strategic asset sales				—

FFO				$31,935

FFO per share:
Basic				$0.37

Assuming dilution				$0.36

Average number of common shares outstanding—basic				87,161
Average number of common shares outstanding—diluted				89,340

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

	Three Months Ended September 30, 2002
	Reconciliation of GAAP and Proforma Consolidated Statements of Operations			REIT Operating Structure
	Q3 2002 Actual	Adjustments	Consolidated REIT	Core Operations	Non-FFO Operations	Consolidated REIT
	(In thousands, except per share data) (Unaudited)
Rental properties:
Net Operating Income	$48,013	$—	$48,013	$48,013	$—	$48,013
Equity in earnings of operating joint ventures, net	993	—	993	993	—	993

	49,006	—	49,006	49,006	—	49,006

Property sales and fee services:
Sales revenue	10,299	—	10,299	296	10,003	10,299
Cost of sales	(2,471)	—	(2,471)	1,493	(3,964)	(2,471)

Gain on property sales	7,828	—	7,828	1,789	6,039	7,828
Equity in earnings of development joint ventures, net	4,201	—	4,201	—	4,201	4,201

Total gain on property sales	12,029	—	12,029	1,789	10,240	12,029
Management and development fees	2,755	—	2,755	1,364	1,391	2,755
Selling, general and administrative expenses	(5,824)	—	(5,824)	(2,623)	(3,201)	(5,824)
Other, net	3,063	—	3,063	1,697	1,366	3,063

	12,023	—	12,023	2,227	9,796	12,023

Interest expense	(16,388)	—	(16,388)	(16,388)	—	(16,388)
Depreciation and amortization	(17,570)	—	(17,570)	(17,037)	(533)	(17,570)
Corporate administrative costs	(4,284)	—	(4,284)	(3,749)	(536)	(4,284)
Gain on non-strategic asset sales	421	—	421	—	421	421
Other, net	803	—	803	649	155	803

Income before minority interests and income taxes:	24,011	—	24,011	14,708	9,303	24,011
Minority Interest	(1,527)	—	(1,527)	(1,527)	—	(1,527)
Income tax expense	(9,069)	5,228	(3,841)	(119)	(3,722)	(3,841)

Income from continuing operations	13,415	5,228	18,643	13,062	5,581	18,643

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	1,277	856	2,133	2,133	—	2,133
Loss from discontinued operations	(37)	(24)	(61)	(61)	—	(61)

Gain from discontinued operations	1,240	832	2,072	2,072	—	2,072

Net income	$14,655	$6,060	$20,715	$15,133	$5,581	$20,714

Add Gross depreciation				17,067
Less FF & E depreciation				(1,005)

Add real estate depreciation				16,062

Add Joint Venture's depreciation				855
Less gain on property sales				(2,789)
Less gain on non-strategic asset sales				—

FFO				$29,261

FFO per share:
Basic				$0.34

Assuming dilution				$0.33

Average number of common shares outstanding—basic				87,150
Average number of common shares outstanding—diluted				89,603

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

	Three Months Ended June 30, 2002
	Reconciliation of GAAP and Proforma Consolidated Statements of Operations			REIT Operating Structure
	Q2 2002 Actual	Adjustments	Consolidated REIT	Core Operations	Non-FFO Operations	Consolidated REIT
	(In thousands, except per share data)
	(Unaudited)
Rental properties:
Net Operating Income	$47,680	$—	$47,680	$47,680	$—	$47,680
Equity in earnings of operating joint ventures, net	2,324	—	2,324	2,324	—	2,324

	50,004	—	50,004	50,004	—	50,004

Property sales and fee services:
Sales revenue	43,998	—	43,998	22,259	21,739	43,998
Cost of sales	(28,167)	—	(28,167)	(17,693)	(10,474)	(28,167)

Gain on property sales	15,831	—	15,831	4,566	11,265	15,831
Equity in earnings of development joint ventures, net	8,177	—	8,177	—	8,177	8,177

Total gain on property sales	24,008	—	24,008	4,566	19,442	24,008
Management and development fees	1,764	—	1,764	1,140	624	1,764
Selling, general and administrative expenses	(6,130)	—	(6,130)	(2,710)	(3,420)	(6,130)
Other, net	2,142	—	2,142	332	1,810	2,142

	21,784	—	21,784	3,328	18,456	21,784

Interest expense	(13,928)	—	(13,928)	(13,928)	—	(13,928)
Depreciation and amortization	(14,957)	—	(14,957)	(14,657)	(300)	(14,957)
Corporate administrative costs	(4,362)	—	(4,362)	(3,817)	(545)	(4,362)
Gain on non-strategic asset sales	7,059	—	7,059	—	7,059	7,059
Other, net	(297)	—	(297)	(184)	(113)	(297)

Income before minority interests and income taxes:	45,303	—	45,303	20,746	24,557	45,303
Minority Interest	(1,526)	—	(1,526)	(1,526)	—	(1,526)
Income tax expense	(17,603)	7,432	(10,171)	(348)	(9,823)	(10,171)

Income from continuing operations	26,174	7,432	33,606	18,872	14,734	33,606

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	7,550	5,052	12,602	12,602	—	12,602
Loss from discontinued operations	(85)	(57)	(142)	(142)	—	(142)

Gain from discontinued operations	7,465	4,994	12,459	12,459	—	12,459

Net income	$33,639	$12,426	$46,065	$31,332	$14,734	$46,066

Add Gross depreciation				14,755
Less FF & E depreciation				(393)

Add real estate depreciation				14,362

Add Joint Venture's depreciation				818
Less gain on property sales				(14,897)
Less gain on non-strategic asset sales				—

FFO				$31,615

FFO per share:
Basic				$0.36

Assuming dilution				$0.35

Average number of common shares outstanding—basic				86,976
Average number of common shares outstanding—diluted				89,864

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

RECONCILIATION OF GAAP AND PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

REIT OPERATING STRUCTURE

	Three Months Ended March 31, 2002
	Reconciliation of GAAP and Proforma Consolidated Statements of Operations			REIT Operating Structure
	Q1 2002 Actual	Adjustments	Consolidated REIT	Core Operations	Non-FFO Operations	Consolidated REIT
	(In thousands, except per share data) (Unaudited)

Rental properties:
Net Operating Income	$47,266	$—	$47,266	$47,266	$—	$47,266
Equity in earnings of operating joint ventures, net	3,521	—	3,521	3,521	—	3,521

	50,787	—	50,787	50,787	—	50,787

Property sales and fee services:
Cost of sales	54,694	—	54,694	26,238	28,456	54,694
Gain on property sales	(39,085)	—	(39,085)	(23,839)	(15,246)	(39,085)

Equity in earnings of development joint ventures, net	15,609	—	15,609	2,399	13,210	15,609
Total gain on property sales	7,447	—	7,447	—	7,447	7,447

Management and development fees	23,056	—	23,056	2,399	20,657	23,056
Selling, general and administrative expenses	1,132	—	1,132	574	558	1,132
Other, net	(7,850)	—	(7,850)	(2,085)	(5,765)	(7,850)
	9,954	—	9,954	8,458	1,496	9,954

	26,292	—	26,292	9,346	16,946	26,292

Interest expense	(12,571)	—	(12,571)	(12,571)	—	(12,571)
Depreciation and amortization	(13,438)	—	(13,438)	(13,105)	(333)	(13,438)
Corporate administrative costs	(4,102)	—	(4,102)	(3,589)	(513)	(4,102)
Gain on non-strategic asset sales	(238)	—	(238)	—	(238)	(238)
Other, net	67	—	67	59	8	67

Income before minority interests and income taxes:	46,797	—	46,797	30,927	15,870	46,797
Minority Interest	(1,527)	—	(1,527)	(1,527)	—	(1,527)
Income tax expense	(18,209)	10,949	(7,260)	(912)	(6,348)	(7,260)

Income from continuing operations	27,061	10,949	38,010	28,488	9,522	38,010

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	4,505	3,014	7,519	7,519	—	7,519
Loss from discontinued operations	(82)	(55)	(137)	(137)	—	(137)

Gain from discontinued operations	4,423	2,959	7,382	7,382	—	7,382

Net income	$31,484	$13,908	$45,392	$35,870	$9,522	$45,392

Add Gross depreciation				13,218
Less FF & E depreciation				(514)

Add real estate depreciation				12,704

Add Joint Venture's depreciation				808
Less gain on property sales				(7,415)
Less gain on non-strategic asset sales				—

FFO				$41,967

FFO per share:
Basic				$0.48

Assuming dilution				$0.47

Average number of common shares outstanding—basic				86,652
Average number of common shares outstanding—diluted				89,115

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

BALANCE SHEET DETAIL AND FULLY DILUTED SHARES OUTSTANDING

As of March 31, 2003

Balance Sheet Description:	Source for Supplemental Information		Book Value
			(In thousands, except share data)
ASSETS
Rental properties	(Full quarter NOI of $57,460 see page 23)		$1,799,685
Investments in operating joint ventures	(equity in earnings of $2,523 for Q1 2003, see page 17)		(17,495)

Total rental properties			1,782,190
Development properties			510,437
Work-in-process			75,081
Investments in development joint ventures	(see further detail on page 19)		63,834
Other property assets			44,840
Less accumulated depreciation			(413,127)

Total properties			2,063,255
Other assets and deferred charges, net			287,792
Includes:
Debt issuance costs and loan fees		$12,065
Straight line rent asset		$29,294
Prepaid leasing commissions		$41,083
Notes receivable			31,408
Accounts receivable			13,565
Restricted cash and investments			41,801
Cash and cash equivalents			201,499

Total Assets			$2,639,320

LIABILITIES
Income property debt			$1,277,176
Construction debt	(see further details on page 15)		86,534
Land development, infrastructure and other debt			134,611

Total mortgage and other debt			1,498,321
Accounts payable and accrued expenses			97,339
Deferred credits and other liabilities			155,670
Cisco prepaid rent		$98,644
Deferred income taxes			316,277

Total Liabilities			$2,067,607

STOCKHOLDERS EQUITY
Total stockholders equity			571,713

Total Liabilities and Stockholders Equity			$2,639,320

Calculation of fully diluted shares outstanding:
Shares issued			110,965,379
Treasury shares			(23,647,097)

Shares issued and outstanding			87,318,282
Total options in the money	End of quarter (non-GAAP)	8,091,003
Stock Price @ quarter end		21.000
Average option strike price per share	End of quarter (non-GAAP)	13.606
Dilutive effect (using treasury method)			2,848,804
Director Stock Units—fully dilutive			107,356

Fully diluted shares outstanding at quarter end			90,274,442

CATELLUS

DEVELOPMENT CORPORATION

DEBT ANALYSIS

As of March 31, 2003

	Total Outstanding Debt	Percentage of Total	2003	2004	2005	2006	2007	Thereafter
	(in thousands)
Income Property Debt:
Fixed rate mortgage loans	$1,070,898	71.47%	$14,710	$19,682	$21,157	$159,343	$18,713	$837,293
Floating rate mortgage loans	206,278	13.77%	59,181	3,762	118,496	24,839	—	—
Subtotal Income Property Debt	$1,277,176	85.24%	$73,891	$23,444	$139,653	$184,182	$18,713	$837,293

Construction Loans	$86,534	5.78%	$60,511	$19,647	$6,376	$—	$—	$—

Land Development, Infrastructure and Other Debt:
Land acquisition and development loans	22,241	1.48%	5,400	4,040	4,039	25	25	8,712
Assessment district bonds	103,799	6.93%	780	9,869	1,832	2,024	2,303	86,991
Other	8,571	0.57%	395	523	553	579	456	6,065
Subtotal Land Development, Infrastructure and Other Debt	$134,611	8.98%	$6,575	$14,432	$6,424	$2,628	$2,784	$101,768

Total Mortgage and other debt	$1,498,321	100.00%	$140,977	$57,523	$152,453	$186,810	$21,497	$939,061

FLOATING AND FIXED RATE DEBT ANALYSIS

	% of Total Debt	Weighed Avg. Int. Rate	Weighed Avg. Coupon	Weighed Avg. Maturity (years)
Floating	22.39%	3.69%	3.37%	2.68%
Fixed	77.61%	6.82%	6.57%	7.58%

Total	100.00%	6.12%	5.85%	6.49%

CATELLUS

DEVELOPMENT CORPORATION

Capital Expenditures

Capital expenditures reflected in the statement of cash flows include the following:

For the Three Months ended March 31, 2003
(In thousands)
Capital expenditures from operating activities (1)
Capital expenditures for development properties	$9,125
Predevelopment	550
Infrastructure and other	3,963
Capitalized interest and property tax	903

Total capital expenditures in operating activities	14,541

Capital expenditures from investing activities (2)
Construction	25,187
Asset management and building improvements	2,645
Predevelopment	587
Infrastructure and other	2,655
Commercial property acquisitions (3)	74,401
Other property acquisitions	232
Tenant improvements	2,600
Capitalized interest	3,177
Capitalized property tax	642

Capital expenditures for investment properties	112,126
Contribution to joint ventures	4,523

Total capital expenditures in investing activities	116,649

Total capital expenditures (4)	$131,190

Recurring capital expenditures included above:
Tenant improvements	$2,600
Lease commissions—2nd generation	912
Building improvements	2,645

Total recurring capital expenditures	$6,157

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.
(2)	This category primarily includes expenditures for properties we intend to hold for our own account.
(3)	In January 2003, we acquired the 10% minority interest owned by other investors in a subsidiary for cash of $60.7 million. The acquisition was accounted for based on the purchase method of accounting.
(4)	Total capital expenditures include capitalized general and administrative expenses of $2.9 million.

CATELLUS

DEVELOPMENT CORPORATION

Net Income by Segment

	For the three months ended March 31, 2003
	Asset Mgmt.	Suburban					Discontinued Operations
		Commercial	Residential	Urban	Corporate	Subtotal		Total
	(In thousands, except per share data)
Rental properties:
Rental revenue	$74,728	$—	$—	$—	$—	$74,728	$(591)	$74,137
Property operating costs	(19,589)	—	—	—	—	(19,589)	143	(19,446)
Equity in earnings of operating joint ventures, net	2,523	—	—	—	—	2,523	—	2,523

	57,662	—	—	—	—	57,662	(448)	57,214

Property sales and fee services:
Sales revenue	24,949	3,998	3,465	—	—	32,412	(24,402)	8,010
Cost of sales	(20,194)	(2,331)	(451)	—	—	(22,976)	20,004	(2,972)

Gain (loss) on property sales	4,755	1,667	3,014	—	—	9,436	(4,398)	5,038
Equity in earnings of development joint ventures, net	—	—	3,854	—	—	3,854	—	3,854

Total gain (loss) on property sales	4,755	1,667	6,868	—	—	13,290	(4,398)	8,892
Management and development fees	5	824	94	1,161	—	2,084	—	2,084
Selling, general and administrative expenses	(280)	(2,627)	(782)	(1,803)	—	(5,492)	—	(5,492)
Other, net	1,481	173	887	289	—	2,830	(5)	2,825

	5,961	37	7,067	(353)	—	12,712	(4,403)	8,309

Interest expense	(21,254)	—	—	—	4,433	(16,821)	14	(16,807)
Depreciation and amortization	(15,831)	—	(30)	(266)	(572)	(16,699)	131	(16,568)
Corporate administrative costs	—	—	—	—	(4,399)	(4,399)	—	(4,399)
Gain on non-strategic asset sales	5,879	—	—	—	—	5,879	—	5,879
Other, net	—	—	—	—	249	249	—	249
REIT transition costs	—	—	—	—	(1,558)	(1,558)	—	(1,558)

Income (loss) before income taxes and discontinued operations	32,417	37	7,037	(619)	(1,847)	37,025	(4,706)	32,319
Income taxes	(11,919)	(14)	(2,588)	228	679	(13,614)	1,882	(11,732)

Income (loss) from continuing operations	20,498	23	4,449	(391)	(1,168)	23,411	(2,824)	20,587

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	—	—	—	—	—	—	2,639	2,639
Gain from discontinued operations	—	—	—	—	—	—	185	185

Gain from discontinued operations	—	—	—	—	—	—	2,824	2,824

Net income (loss)	$20,498	$23	$4,449	($391)	$(1,168)	$23,411	$—	$23,411

Net income per share:
Basic								$0.27
Assuming dilution								$0.26
Average number of common shares outstanding—basic								87,255
Average number of common shares outstanding—diluted								89,944

CATELLUS

DEVELOPMENT CORPORATION

NET INCOME BY SEGMENT

	For the three months ended March 31, 2002
	Asset	Suburban					Discontinued
	Mgmt.	Commercial	Residential	Urban	Corporate	Subtotal	Operations	Total
	(In thousands, except per share data)
Rental properties:
Rental revenue	$63,280	$—	$—	$—	$—	$63,280	$(313)	$62,967
Property operating costs	(15,808)	—	—	—	—	(15,808)	107	(15,701)
Equity in earnings of operating joint ventures, net	3,521	—	—	—	—	3,521	—	3,521

	50,993	—	—	—	—	50,993	(206)	50,787

Property sales and fee services:
Sales revenue	9,764	26,238	28,003	—	—	64,005	(9,311)	54,694
Cost of sales	(2,037)	(23,735)	(14,738)	—	(350)	(40,860)	1,775	(39,085)

Gain (loss) on property sales	7,727	2,503	13,265	—	(350)	23,145	(7,536)	15,609
Equity in earnings of development joint ventures, net	—	—	7,960	—	(513)	7,447	—	7,447

Total gain (loss) on property sales	7,727	2,503	21,225	—	(863)	30,592	(7,536)	23,056
Management and development fees	25	549	286	272	—	1,132	—	1,132
Selling, general and administrative expenses	(136)	(1,949)	(4,168)	(1,597)	—	(7,850)	—	(7,850)
Other, net	7,985	473	1,425	71	—	9,954	—	9,954

	15,601	1,576	18,768	(1,254)	(863)	33,828	(7,536)	26,292

Interest expense	(18,748)	—	—	(5)	5,951	(12,802)	231	(12,571)
Depreciation and amortization	(12,603)	(154)	(37)	(243)	(514)	(13,551)	113	(13,438)
Corporate administrative costs	—	—	—	—	(4,102)	(4,102)	—	(4,102)
Loss on non-strategic asset sales	(238)	—	—	—	—	(238)	—	(238)
Other, net	—	—	—	—	67	67	—	67

Income (loss) before minority interests, income taxes, and discontinued operations	35,005	1,422	18,731	(1,502)	539	54,195	(7,398)	46,797
Minority interests	(1,527)	—	—	—	—	(1,527)	—	(1,527)

Income (loss) before income taxes and discontinued operations	33,478	1,422	18,731	(1,502)	539	52,668	(7,398)	45,270
Income tax expense	(13,464)	(573)	(7,534)	604	(217)	(21,184)	2,975	(18,209)

Income (loss) from continuing operations	20,014	849	11,197	(898)	322	31,484	(4,423)	27,061

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	—	—	—	—	—	—	4,505	4,505
Loss from discontinued operations	—	—	—	—	—	—	(82)	(82)

Gain from discontinued operations	—	—	—	—	—	—	4,423	4,423

Net income (loss)	$20,014	$849	$11,197	$(898)	$322	$31,484	$—	$31,484

Net income per share:
Basic								$0.36
Assuming dilution								$0.35
Average number of common shares outstanding—basic								86,652
Average number of common shares outstanding—diluted								89,115

CATELLUS

DEVELOPMENT CORPORATION

PROPERTY BOOK VALUE BY SEGMENT

As of March 31, 2003	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Total
	(In thousands) (Unaudited)
Rental properties	$1,799,685	$—	$—	$—	$—	$1,799,685
Development properties		187,431	50,943	272,063	—	510,437
Work-in-process (see pages 26 and 29)	—	55,402	—	19,679	—	75,081
Investment in development joint ventures	—	811	39,151	23,872	—	63,834
Investment in operating joint ventures	(17,495)	—	—	—	—	(17,495)
Furniture and other	5,498	4,704	1,711	1,062	31,865	44,840

Subtotal	1,787,688	248,348	91,805	316,676	31,865	2,476,382
Accumulated depreciation	(379,920)	(4,114)	(1,385)	(8,489)	(19,219)	(413,127)

Total	$1,407,768	$244,234	$90,420	$308,187	$12,646	$2,063,255

Total debt	$1,343,876	$123,999	$—	$22,360	$8,086	$1,498,321

As of December 31, 2002	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Total
Rental properties	$1,784,997	$—	$—	$—	$—	$1,784,997
Development properties		171,924	52,850	279,495	—	504,269
Work-in-process (see pages 26 and 29)	—	49,938	—	16,915	—	66,853
Investment in development joint ventures	—	561	37,917	19,593	—	58,071
Investment in operating joint ventures	(10,920)	—	—	—	—	(10,920)
Furniture and other	5,238	4,485	1,711	1,070	32,307	44,811

Subtotal	1,779,315	226,908	92,478	317,073	32,307	2,448,081
Accumulated depreciation	(367,479)	(4,210)	(1,355)	(8,236)	(18,643)	(399,923)

Total	$1,411,836	$222,698	$91,123	$308,837	$13,664	$2,048,158

Total debt	$1,319,992	$154,296	$—	$18,482	$8,184	$1,500,955

CATELLUS

DEVELOPMENT CORPORATION

GROSS MARGIN ON PROPERTY SALES

Twelve Months Ended March 31, 2003

	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Subtotal	Discontinued Operations	Total
	(In thousands)
Buildings:
Sales	$24,402	$—	$—	$—	$—	$24,402	$(24,402)	$—
Cost of sales	(20,004)	—	—	—	—	(20,004)	20,004	—

Gain	4,398	—	—	—	—	4,398	(4,398)	—

Gross margin	18.02%	0.00%	0.00%	0.00%	0.00%	18.02%		0.00%
Land and lots:
Sales	—	3,936	3,465	—	—	7,401	—	7,401
Cost of sales	—	(2,323)	(201)	—	—	(2,524)	—	(2,524)

Gain	—	1,613	3,264	—	—	4,877	—	4,877

Gross margin	0.00%	40.98%	94.20%	0.00%	0.00%	65.90%		65.90%
Ground leases/other:
Sales	547	62	—	—	—	609	—	609
Cost of sales	(190)	(8)	(250)	—	—	(448)	—	(448)

Gain (loss)	357	54	(250)	—	—	161	—	161

Gross margin	65.27%	87.10%	n/a	0.00%	0.00%	26.44%		26.44%
Total:
Sales	24,949	3,998	3,465	—	—	32,412	(24,402)	8,010
Cost of sales	(20,194)	(2,331)	(451)	—	—	(22,976)	20,004	(2,972)

Gain	$4,755	$1,667	$3,014	$—	$—	$9,436	$(4,398)	$5,038

Gross margin	19.06%	41.70%	86.98%	n/a	n/a	29.11%		62.90%

CATELLUS

DEVELOPMENT CORPORATION

NET OPERATING INCOME (NOI) AND SQUARE FEET BY STATE

Quarter Ended March 31, 2003

Net Operating Income by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
	(In thousands—except for percentages)
Southern California	$13,419	23.3%	$1,545	2.7%	$654	1.1%	$15,618	27.1%
Northern California	7,487	13.0%	5,517	9.6%	1,669	2.9%	14,673	25.5%
Illinois	5,394	9.4%	1,204	2.1%		0.0%	6,598	11.5%
Texas	2,446	4.2%	1,633	2.8%		0.0%	4,079	7.0%
Colorado	1,861	3.2%	931	1.6%	252	0.4%	3,044	5.2%
Arizona	962	1.7%	—	0.0%	163	0.3%	1,125	2.0%
Maryland	780	1.4%	—	0.0%		0.0%	780	1.4%
Oregon	599	1.0%	110	0.2%	122	0.2%	831	1.4%
Ohio	537	0.9%	—	0.0%		0.0%	537	0.9%
Miscellaneous	351	0.6%	—	0.0%	—	0.0%	351	0.6%

Subtotal	$33,836	58.7%	$10,940	19.0%	$2,860	4.9%	$47,636	82.6%
Ground Leases and Other					5,880			10.2%
Other Properties					1,623			2.8%
Equity in Earnings of JV's							2,523	4.4%

Subtotal NOI Before Discontinued Operations							$57,662	100.0%

Less Discontinued Operations							(448)

Total							$57,214

Square Feet by State—As of March 31, 2003

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	11,569	31.5%	574	1.5%	176	0.5%	12,319	33.5%
Northern California	5,773	15.7%	808	2.2%	481	1.3%	7,062	19.2%
Illinois	6,268	17.1%	584	1.6%	—	0.0%	6,852	18.7%
Texas	3,264	8.9%	869	2.4%	—	0.0%	4,133	11.3%
Colorado	2,181	5.9%	273	0.7%	100	0.3%	2,554	6.9%
Arizona	1,123	3.1%	—	0.0%	74	0.2%	1,197	3.3%
Ohio	966	2.6%	—	0.0%	—	0.0%	966	2.6%
Oregon	449	1.2%	57	0.2%	37	0.1%	543	1.5%
Maryland	471	1.3%	—	0.0%	—	0.0%	471	1.3%
Miscellaneous	619	1.7%	—	0.0%	—	0.0%	619	1.7%

Total	32,683	89.0%	3,165	8.6%	868	2.4%	36,716	100.0%

CATELLUS

DEVELOPMENT CORPORATION

SAME SPACE NET OPERATING INCOME

For the Three Months Ended March 31, 2003

(In thousands, except per square feet data)

	Q1-03	Q1-02	Increase (Decrease)
Industrial
Rental revenue	$37,091	$37,167	-0.2%
Property operating costs	(8,464)	(7,764)	9.0%

Net operating income—adjusted (1)	$28,627	$29,403	-2.6%
Adjustments	276	(270)

Net operating income—GAAP	$28,903	$29,133

Square feet	26,741	26,741

Same space occupancy	96.0%	96.2%
Same space NOI psf owned	$1.07	$1.10
Office
Rental revenue	$11,792	$11,683	0.9%
Property operating costs	(5,170)	(4,742)	9.0%

Net operating income—adjusted (1)	$6,622	$6,941	-4.6%
Adjustments	—	978

Net operating income—GAAP	$6,622	$7,919

Square feet	2,444	2,444

Same space occupancy	90.9%	92.2%
Same space NOI psf owned	$2.71	$2.84
Retail
Rental revenue	$3,581	$3,551	0.8%
Property operating costs	(913)	(1,024)	-10.8%

Net operating income—adjusted (1)	$2,668	$2,527	5.6%
Adjustments	—	—

Net operating income—GAAP	$2,668	$2,527

Square feet	794	794

Same space occupancy	95.1%	94.3%
Same space NOI psf owned	$3.36	$3.18
Total
Same space rental revenue	$52,464	$52,401	0.1%
Same space property operating costs	(14,547)	(13,530)	7.5%

Same space net operating income—adjusted (1)	$37,917	$38,871	-2.5%
Adjustments	276	708

Sames space net operating income—GAAP	$38,193	$39,579

Square feet	29,979	29,979

Same space occupancy	96.3%	95.3%
Same space NOI psf owned	$1.26	$1.30
Reconciliation of Same Space NOI to Total NOI
Sames space net operating income—GAAP	$38,193	$39,579
New buildings NOI	8,868	216
Sold buildings NOI	449	365
Ground lease and other property NOI	7,629	7,312
Equity in earnings of joint ventures	2,523	3,521

Subtotal NOI Before Discounted Operations	$57,662	$50,993
Discounted operations	(448)	(206)

Total NOI	57,214	50,787

(1)	Adjusted for one time or unusual items such as lease termination fees or other material non-recurring income or expenses.

CATELLUS

DEVELOPMENT CORPORATION

FULL QUARTER NET OPERATING INCOME BY STATE

First Quarter March 31, 2003

	NOI (1)	Discontinued Operations	NOI GAAP	Adjustments		Full Quarter NOI (2)	% of Total
	(In thousands, except for percentages)
Industrial
Southern California	$13,419	(451)	$12,968	$		$12,968	22.6%
Northern California	7,487		7,487		—	7,487	13.0%
Illinois	5,394		5,394		123	5,517	9.6%
Texas	2,446		2,446			2,446	4.3%
Colorado	1,861		1,861		123	1,984	3.5%
Arizona	962		962		—	962	1.7%
Maryland	780		780		—	780	1.4%
Oregon	599		599		—	599	1.0%
Ohio	537		537		—	537	0.9%
Miscellaneous	351	3	354		—	354	0.6%

Total industrial	33,836	(448)	33,388		246	33,634	58.6%

Office
Northern California	5,517		5,517		—	5,517	9.6%
Southern California	1,545		1,545		—	1,545	2.7%
Colorado	931		931		—	931	1.6%
Illinois	1,204		1,204		—	1,204	2.1%
Oregon	110		110		—	110	0.2%
Texas	1,633		1,633		—	1,633	2.8%

Total office	10,940	—	10,940		—	10,940	19.0%

Retail
Northern California	1,669		1,669		—	1,669	2.9%
Southern California	654		654		—	654	1.1%
Arizona	163		163		—	163	0.3%
Colorado	252		252		—	252	0.5%
Oregon	122		122		—	122	0.2%

Total retail	2,860	—	2,860		—	2,860	5.0%

Ground lease and other	5,880		5,880		—	5,880	10.2%
Other properties	1,623		1,623		—	1,623	2.8%

Subtotal	55,139	(448)	54,691		246	54,937	95.6%

Equity in earnings of JV's	2,523		2,523		—	2,523	4.4%

Total	$57,662	$(448)	$57,214		$246	$57,460	100.1%

(1)	Includes discontinued operations.
(2)	Full quarter NOI is calculated as current quarter's actual NOI adjusted for the following:

(a) removal of NOI for properties sold,

(b) removal of NOI for properties placed in service/purchased during the quarter, and

(c) addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

CATELLUS

DEVELOPMENT CORPORATION

BUILDINGS OWNED AND OCCUPANCY

	March 31, 2003	December 31, 2002
	(In thousands, except for percentages)
Industrial
Square feet owned	32,683	32,944
Square feet occupied	30,862	31,337
Percent occupied	94.4%	95.1%
Office
Square feet owned	3,165	3,164
Square feet occupied	2,814	2,807
Percent occupied	88.9%	88.7%
Retail
Square feet owned	868	868
Square feet occupied	815	813
Percent occupied	93.9%	93.7%
Total
Square feet owned	36,716	36,976
Square feet occupied	34,491	34,957
Percent occupied	93.9%	94.5%

CATELLUS

DEVELOPMENT CORPORATION

LEASE EXPIRATIONS AND BASE RENTS

As of March 31, 2003

Square Feet

	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
	(In thousands, except percentages)
2003	2,528	8.2%	306	10.9%	17	2.1%	2,851	8.3%
2004	3,413	11.1%	291	10.3%	111	13.6%	3,815	11.1%
2005	4,629	15.0%	649	23.1%	45	5.5%	5,323	15.4%
2006	3,187	10.3%	134	4.7%	65	8.1%	3,386	9.8%
2007	2,271	7.4%	520	18.5%	18	2.3%	2,809	8.1%
2008	1,126	3.6%	172	6.1%	86	10.5%	1,383	4.0%
2009	2,218	7.2%	141	5.0%	114	13.9%	2,473	7.2%
2010	2,312	7.5%	1	0.0%	30	3.6%	2,343	6.8%
2011	1,450	4.7%	128	4.6%	24	2.9%	1,602	4.6%
2012+	7,728	25.0%	472	16.8%	305	37.5%	8,506	24.7%

	30,862	100.0%	2,814	100.0%	815	100.0%	34,491	100.0%

Base Rent—For March 2003

	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
	(In thousands, except percentages)
2003	$973	8.5%	$414	8.3%	$37	3.8%	$1,424	8.2%
2004	1,267	11.0%	449	9.0%	138	14.2%	1,854	10.6%
2005	1,769	15.4%	746	15.0%	83	8.5%	2,598	14.9%
2006	1,246	10.9%	291	5.8%	57	5.8%	1,594	9.2%
2007	935	8.1%	792	15.9%	37	3.8%	1,764	10.1%
2008	490	4.3%	270	5.4%	68	7.0%	828	4.8%
2009	685	6.0%	202	4.1%	152	15.7%	1,039	6.0%
2010	874	7.6%	3	0.1%	49	5.0%	926	5.3%
2011	503	4.4%	180	3.6%	35	3.6%	718	4.1%
2012+	2,738	23.8%	1,622	32.8%	314	32.6%	4,674	26.8%

	$11,481	100.0%	$4,969	100.0%	$970	100.0%	$17,419	100.0%

CATELLUS

DEVELOPMENT CORPORATION

TEN LARGEST TENANTS

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent for the Month of March 2003
The Gap	CA	Office	6.80%
APL Logistics, Inc.	CA, IL, KY, TX	Industrial	5.30%
Ford Motor Company	CA, CO, TX	Industrial	2.20%
Kellogg USA, Inc.	CA, IL, CO	Industrial	2.00%
J.C. Penney Company	TX	Office	2.00%
Exel Corporation	CA	Industrial	1.80%
Home Depot USA, Inc.	CA	Industrial/Retail	1.60%
Office Depot, Inc.	CA	Industrial/Retail	1.50%
Gillette Company	CA, IL	Industrial	1.40%
MCI Telecommunications(1)	CA, WA, IL, MN, TX, OK, OR	Office/Ground Leases	1.40%

(1)	The Company has ten leases with MCI WORLDCOM Communications, Inc. or its affiliates (“MCI”). On July 21, 2002, a group of MCI Companies filed for Chapter 11 reorganization. Pursuant to an order of the United States Bankruptcy Court, the MCI Companies have until September 22, 2003, to assume or reject the leases, but they remain obligated under the Bankruptcy Code to continue to perform their obligations under each lease in a timely manner pending the assumption or rejection of that lease. MCI has stated its intention to file a chapter 11 plan that reduces some of the leased space. We expect MCI will reduce its leased space and rent.

CATELLUS

DEVELOPMENT CORPORATION

CONSOLIDATED LAND INVENTORY

As of March 31, 2003

		R&D, Biotech & Office	CBD Office	Retail/ Entertainment	Total
	Industrial				Commercial	Hotel	Residential
	(square feet)				(square ft.)	(rooms)	(lots)	(units)	Total

Suburban Commercial	23,490,000	5,963,000	—	1,106,000	30,559,000	—	—	—	—

Urban:
Mission Bay (San Francisco)	—	4,537,000	—	548,000	5,085,000	500		3,263	3,263
Union Station (Los Angeles)	—	—	5,175,000	675,000	5,850,000	—		—	—
Santa Fe Depot (San Diego)	—	—	1,052,135	270,000	1,322,135	—		285	285

Subtotal					12,257,135	500		3,548	3,548

Suburban Residential:
Lots	—	—	—	—	—	—	5,437	—	5,437
Units	—	—	—	—	—	—	—	23	23

Subtotal					—	—	5,437	23	5,460

Total	23,490,000	10,500,000	6,227,135	2,599,000	42,816,135	500	5,437	3,571	9,008

Entitlement Status:
Entitled	22,163,000	10,500,000	6,227,135	2,599,000	41,489,135	500	5,323	3,571	8,894
Entitlements In Progress	1,327,000	—	—	—	1,327,000	—	114		114

	23,490,000	10,500,000	6,227,135	2,599,000	42,816,135	500	5,437	3,571	9,008

CATELLUS

DEVELOPMENT CORPORATION

SUBURBAN COMMERCIAL LAND INVENTORY

(Based on square feet, in thousands)

	Year to Date Activity
		1/1/03			Sales/		03/31/2003
Project Name	City	Square Feet	Revisions	Acquisitions	Leases	Development	Square Feet
Southern California
Rancho Pacific Distribution Centre	Rancho Cucamonga	318					318
Crossroads Business Park	Ontario	2,016					2,016
Pacific Center	Anaheim	44					44
Kaiser Commerce Center	Fontana	3,214					3,214

Subtotal Southern California		5,592	—	—	—	—	5,592

Northern California
Regatta Business Park	Richmond	89					89
Pacific Commons	Fremont	3,634					3,634
Spreckels Business Park	Manteca	686					686
Duck Creek	Stockton	2,000					2,000
Alameda FISC	Alameda	1,300					1,300

Subtotal Northern California		7,709	—	—	—	—	7,709

Subtotal California		13,301	—	—	—	—	13,301

Illinois
Internationale Centre	Woodridge	976	(1)				975
Prairie Glen Corporate Campus	Glenview	437					437	(2)
Internationale Centre West	Romeoville	102	(85)				17
Minooka	Minooka	2,298		1,095			3,393	(1)
Joliet	Joliet	370	33				403

Subtotal Illinois		4,183	(53)	1,095	—	—	5,225

Texas
Gateway Corporate Center	Coppell	1,120					1,120
Gateway East Business Park	Garland	763					763
Hobby Business Park	Houston	1,969	(269)				1,700
Stellar Way Business Park	Grand Prairie	814					814
Plano	Plano	403					403
Ford	Ft. Worth	104					104

Subtotal Texas		5,173	(269)	—	—	—	4,904

Other
Stapleton Business Park	Denver, CO	609	326		(95)		840
Circle Point Corporate Center	Westminster, CO	685					685
Eastgate	Aurora, CO	—		4,000			4,000
Santa Fe Industrial Center	Oklahoma, OK	300			(300)		—
APL	Atlanta, GA	—		1,271		(977)	294
Ford Shawnee	Shawnee, KS	—		223		(223)	—
Cedar Grove Business Park	Louisville, KY	545					545
South Shore Corp. Park	Gresham/Portland, OR	1,111	(346)				765

Subtotal Other		3,250	(20)	5,494	(395)	(1,200)	7,129

Subtotal Outside of California		12,606	(342)	6,589	(395)	(1,200)	17,258

Total		25,907	(342)	6,589	(395)	(1,200)	30,559

(1)	Excluded from this balance is approximately 2.8 million square feet under option.
(2)	Included in this balance is 335,000 square feet that is under option.

CATELLUS

DEVELOPMENT CORPORATION

SUBURBAN COMMERCIAL

Construction Starts and Completions

(In square feet)

Construction Starts—First Quarter 2003

Location		Start Date	% Leased	Square Feet
Shawnee	KS	Feb-03	100%	223,000	(1)
Atlanta	GA	Mar-03	100%	341,000	(1)
Atlanta	GA	Mar-03	100%	341,000	(1)
Atlanta	GA	Mar-03	100%	295,000	(1)

Total construction starts				1,200,000

(1) Total to be added to portfolio			100%	1,200,000
(2) Total build to sell				N/A
(3) Total design build for fee only				N/A
(4) Total joint venture				N/A

Construction Completions—First Quarter 2003

Location		Completion Date	% Leased	Square Feet
Denver	CO	Feb-03	50%	148,000	(1)
Romeoville	IL	Feb-03	100%	346,000	(1)
Denver	CO	Feb-03	Design build	145,000	(3)

Total completions				639,000

(1) Total to be added to portfolio			85%	494,000
(2) Total build to sell				N/A
(3) Total design build for fee only				145,000
(4) Total joint venture				N/A

CATELLUS

DEVELOPMENT CORPORATION

SUBURBAN COMMERCIAL

Under Construction

(square feet)

Under Construction—First Quarter 2003

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Portland	OR	Industrial	Sep-01	May-03	100%	97,000	(1)
Portland	OR	Industrial	Sep-01	Aug-03	0%	84,000	(1)
Glenview	IL	Office	May-02	Apr-03	100%	185,000	(3)
Avon	CO	Retail	May-02	Jun-03	100%	118,000	(4)
Avon	CO	Retail	May-02	Jun-03	100%	187,000	(4)
Rancho Cucamonga	CA	Industrial	Sep-02	May-03	53%	468,000	(1)
Denver	CO	Industrial	Sep-02	Apr-03	100%	171,000	(1)
Fontana	CA	Industrial	Oct-02	Jun-03	Build to Sell	600,000	(2)
Gresham	OR	Industrial	Dec-02	Sep-03	Build to Sell	200,000	(2)
Fontana	CA	Industrial	Dec-02	Sep-03	100%	578,000	(1)
Shawnee	KS	Industrial	Feb-03	Sep-03	100%	223,000	(1)
Atlanta	GA	Industrial	Mar-03	Jan-04	100%	341,000	(1)
Atlanta	GA	Industrial	Mar-03	Jan-04	100%	341,000	(1)
Atlanta	GA	Industrial	Mar-03	Feb-04	100%	295,000	(1)

Total						3,888,000

(1) Total to be added to portfolio					88%	2,598,000
(2) Total build to sell						800,000
(3) Total design build for fee only						185,000
(4) Total joint venture					100.00%	305,000

CATELLUS

DEVELOPMENT CORPORATION

SUBURBAN COMMERCIAL WORK-IN-PROCESS

As of March 31, 2003 and December 31, 2002

Work-in-process—March 31, 2003	Development To be Retained	Capital Leases To be Acquired	Development To be Sold	Total Work in Process	Retained/ to be Acquired Work in Process
	(In thousands)
Square feet	1,381	1,217	800	3,398	2,598

Land costs	$5,406	$6,653	$9,117	$21,176	$12,059
Buildings costs	5,854	18,604	9,768	34,226	24,458

Spent-to-date	11,260	25,257	18,885	55,402	36,517
Forecast to complete	33,267	15,122	10,405	58,794	48,389

Total	$44,527	$40,379	$29,290	$114,196	$84,906

Work-in-process—December 31, 2002	Development To be Retained	Capital Leases To be Acquired	Development To be Sold	Total Work in Process	Retained/ to be Acquired Work in Process
Square feet	907	985	800	2,692	1,892

Land costs	$7,156	$3,666	$9,117	$19,939	$10,822
Buildings costs	10,998	15,236	3,765	29,999	26,234

Spent-to-date	18,154	18,902	12,882	49,938	37,056
Forecast to complete	17,943	13,968	15,707	47,618	31,911

Total	$36,097	$32,870	$28,589	$97,556	$68,967

CATELLUS

DEVELOPMENT CORPORATION

URBAN DEVELOPMENT

CONSTRUCTION STARTS AND COMPLETIONS

(In square feet)

Construction Starts—First Quarter 2003

Construction Starts	Start Date	% Leased	Square Feet
N/A
Total construction starts	—	—	—

Construction Completions—YTD March 31, 2003

Completed Development	Completion Date	% Leased	Square Feet
N/A
Total completions	—	—	—

CATELLUS

DEVELOPMENT CORPORATION

URBAN DEVELOPMENT

Properties Under Construction

(In square feet)

Under Construction		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco	CA	Mixed Use	Dec-01	Jun-03	0%	33,000	(1)
Mission Bay Block N2P1, San Francisco	CA(a)	Residential	Dec-01	Jun-03	0%	45,000	(2)
Mission Bay Block N1, San Francisco	CA	Office, Retail	Sep-01	Oct-03	48%	127,000	(4)
Mission Bay Block N1, San Francisco	CA	Residential	Sep-01	Oct-03	0%	568,000	(4)

Total					8%	773,000

(1) Total to be added to the portfolio					0%	33,000
(2) Total build to sell						45,000
(3) Total design build for fee only						n/a
(4) Total joint venture					9%	695,000

(a)	Consists of 34 for-sale condominium units

CATELLUS

DEVELOPMENT CORPORATION

URBAN DEVELOPMENT WORK-IN-PROCESS

March 31, 2003 and December 31, 2002

Work-in-process—March 31, 2003	Development To be Retained	Development To be Sold	Total Work in Process	Retained/ to be Acquired Work in Process
	(In thousands)
Square feet	33	45	78	33

Land costs	$1,089	$1,326	$2,415	$1,089
Buildings costs	5,036	12,228	17,264	5,036

Spent-to-date	6,125	13,554	19,679	6,125
Forecast to complete	4,207	10,216	14,423	4,207

Total	$10,332	$23,770	$34,102	$10,332

Work-in-process—December 31, 2002	Development To be Retained	Development To be Sold	Total Work in Process	Retained/ to be Acquired Work in Process
Square feet	33	45	78	33

Land costs	$1,089	$1,326	$2,415	$1,089
Buildings costs	6,135	8,365	14,500	6,135

Spent-to-date	7,224	9,691	16,915	7,224
Forecast to complete	3,108	14,080	17,188	3,108

Total	$10,332	$23,771	$34,103	$10,332

CATELLUS

DEVELOPMENT CORPORATION

Suburban Residential Land Inventory

	Ownership or Controlled Interest	Actual/Estimated First Closing Date	Average Revenue per Lot/Current Home Price Range	12/31/2002 Total Lots/ Homes	2003 Activity		As of March 31, 2003
					Lot/Home Closings	Plotting Changes	Total Lots/ Homes	Entitled	Catellus Equivalent Units
Land Development (lots)
Colorado:
Vista Range, Commerce City	100%	Q2,2003	TBD	2,149			2,149	2,149	2,149
Northern California:
Alameda (controlled)	100%	Q2,2004	TBD	485			485	485	485
Victoria by the Bay, Hercules	100%	Q3,2000	$105,000-160,000	22	(21)		1	1	1	(a)
Serrano, Sacramento	50%	Q4,1998	$100,000-364,000	1,190	(7)		1,183	1,183	592
Parkway, Sacramento	50%	Q3,2001	$50,000-100,000	538			538	538	269
Southern California:
Talega, San Clemente	30%	Q4,1998	$100,000-150,000	1,226	(259)		967	967	290
Westbluffs, Playa del Rey	100%	Q4,2002	TBD	114			114	114	114

				5,724	(287)	—	5,437	5,437	3,900
Homebuilding (homes)
Southern California:
Talega Seniors, San Clemente	50%	Q3,2001	$385,000-592,000	65	(42)		23	23	12

Total				5,789	(329)	—	5,460	5,460	3,912

(a)	This denotes a commercial development site.

CATELLUS

DEVELOPMENT CORPORATION

Definitions

Base rent is computed on a GAAP basis.

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding interest, taxes, depreciation and amortization of continuing and discontinued operations to income before minority interest, income taxes, and discontinued operations, computed in accordance with GAAP.

Funds from operations (“FFO”) is a supplemental non-GAAP financial measurement used widely by real estate investment trusts (“REITs”) that we believe provides useful information to investors as a measure of our performance. FFO is defined as: net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales or write-down of certain assets, cumulative effect of change in accounting principle, items relating to the REIT conversion, compensation expense associated with the stock option exchange offer (initial exchange only, any charge associated with subsequent issuances will be included in FFO), gain from sales of the desert land, and all activities associated with the residential and urban groups (reflected as ‘non-FFO operations’), plus depreciation and amortization (excluding depreciation on personal property) and after adjustments for unconsolidated entities. Adjustments for unconsolidated entities are calculated on the same basis. FFO does not represent cash flow from operations, as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. We believe the above calculation of FFO is consistent with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, other REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us.

FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating results.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred for both continuing and discontinued operations.

Net operating income (NOI) is calculated as rental revenue less property operating expenses.

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current year and the entire preceding year.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between - (a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

CATELLUS

DEVELOPMENT CORPORATION

Except for historical matters, the matters discussed in this Supplemental Financial Package of financial and operating data are forward-looking statements, which include statements concerning net income; plans; opportunities; negotiations; markets and economic conditions; leasing, development, construction, rental, and sales activities; availability of financing; and property values. We do not undertake any obligation to revise these forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. These statements by their nature involve risks and uncertainties. In particular, among the factors that could cause actual results to differ materially from the results expressed in or implied by such statements are: changes in the real estate market or in general economic conditions, including the possibility of a general economic slowdown or recession; product and geographical concentration; industry competition; changes in interest rates and capital markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; changes in income taxes or tax laws; weather conditions and other natural occurrences that may affect construction or cause damage to assets; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; increases in the costs of land and construction materials and availability of properties for future development; limitations on and challenges to title to our properties; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; and other risks inherent in the real estate business.

For further information on factors which could affect the company and the forward-looking statements in this Supplemental Financial Package, the reader should refer to the company’s report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission.